Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC.

AND

THE

STOCKHOLDERS

OF

SHERRINGTON PHARMACEUTICALS, INC.

Dated as of October 9, 2013

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of October 9, 2013, by and among Sorrento Therapeutics, Inc., a Delaware corporation (“the “Company”) and the undersigned stockholders of Sherrington Pharmaceuticals, Inc., a Delaware corporation (“Sherrington”) who will receive shares of common stock (“Common Stock”) of the Company pursuant to the Merger Agreement, as defined below (each a “Stockholder” and collectively the “Stockholders”).

RECITALS

A. The Company and Sherrington have entered into that certain Agreement and Plan of Merger and Reorganization dated as of October 9, 2013 by and among the Company, Sherrington, SP Merger Sub, Inc., Aceras BioMedical LLC, the Company Stockholders and Cooley LLP, solely in its capacity as escrow agent (as the same may be amended, modified, restated or supplemented from time to time, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company has agreed to merge a subsidiary with and into Sherrington such that all outstanding shares of capital stock of Sherrington will be converted into Shares.

B. Pursuant to the Merger Agreement, each Stockholder or its designee shall, upon the Effective Time (as defined below), receive that number of shares of common stock of the Company as set forth opposite such Stockholder’s or its designee’s name on Schedule A hereto, which shall be updated as of the Closing (as defined in the Merger Agreement) and from time to time thereafter to reflect the issuance or return of any Shares pursuant to the Merger Agreement or in connection with the Merger (as defined in the Merger Agreement).

C. Pursuant to the Merger Agreement, the Company has agreed to enter into this Agreement as a condition to Sherrington’s obligation to consummate the transactions contemplated by the Merger Agreement.

AGREEMENT

The parties to this Agreement intending to be legally bound hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 “Additional Shares” means any additional shares of Common Stock of the Company issued to the Stockholders pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Shares.

1.2 “Adverse Disclosure” means public disclosure of material non-public information which, in the Company’s board of director’s good faith judgment (i) would be required to be made in any report or a Registration Statement filed with the SEC by the Company so that such report or Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such report or Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly (other than avoidance of its obligations hereunder), such as a potential material acquisition, divestiture of assets or other material corporate

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transaction and the disclosure of such information would reasonably be expected to have a materially adverse effect on the Company.

1.3 “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control”, as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

1.4 “Business Day” means any day, other than a Saturday, Sunday or one on which banks are authorized by law to be closed in San Diego, California.

1.5 “Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

1.6 “Effective Time” has the meaning set forth in the Merger Agreement.

1.7 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

1.8 “Filing Deadline” means the date no later than October 31, 2013 or such other date as the Company and Stockholders may agree to in writing. For clarity, to the extent that timely filing pursuant to Section 3.1 is a result of a delay in the timely delivery of information required from Sherrington, such filing date shall be automatically extended by a day for each day in which the required information is not delivered.

1.9 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.10 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.11 “Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

1.12 “Holder” (collectively, “Holders”) means any Stockholder and any transferee permitted under Section 2.1 of Registrable Securities, in each case, to the extent holding Registrable Securities.

1.13 “Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

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1.14 “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or any other entity of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

1.15 “Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

1.16 “register,” “registered” and “registration” refer to a registration effected by filing with the SEC a Registration Statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

1.17 “Registrable Securities” means (i) the Shares and (ii) any Additional Shares; provided, however, that Shares or Additional Shares shall cease to be treated as Registrable Securities if (a) a registration statement covering such securities has been declared effective by the SEC and such security has been disposed of pursuant to such effective registration statement, (b) the date on which such security is sold pursuant to Rule 144, (c) the date on which such security ceases to be outstanding or (d) the date on which the Holder thereof, together with its Affiliates, is able to dispose of all of its Registrable Securities without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144 (or any successor rule).

1.18 “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities. References to the Registration Statement shall include any Prospectus.

1.19 “Rule 144” means Rule 144 under the Securities Act.

1.20 “Rule 144A” means Rule 144A under the Securities At.

1.21 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

1.22 “SEC” means the Securities and Exchange Commission.

1.23 “Shares” means any and all shares of Common Stock of the Company issuable pursuant to the Merger Agreement (which includes the Merger Consideration, any Future Shares, and any Exclusivity Shares, to the extent that the Exclusivity Shares have not been returned, and no longer are subject to return, to the Company, as each capitalized term is defined in the Merger Agreement).

1.24 “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, testamentary disposition, operation of law or otherwise), any Shares.

2. TRANSFER RESTRICTIONS

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2.1 General Transfer Restrictions. The right of the Stockholders to Transfer any Shares held by them is subject to the restrictions set forth in this Section 2.

(a) Each Stockholder acknowledges that the Shares have not been registered under the Securities Act and may not be Transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Each Stockholder covenants that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state and foreign securities laws. In connection with any Transfer of the Shares other than pursuant to an effective registration statement, to the Company or pursuant to Rule 144 or 144A (or any similar provision then in force), the Company may require the Stockholder to provide to the Company an opinion of counsel selected by the Stockholder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any legal opinion, except to the extent that the transfer agent requests such legal opinion, any Transfer of Shares by a Stockholder to an Affiliate of such Stockholder or by any Holder to any current or former general or limited partner or member of such Holder (including any distribution of the Shares to any beneficial owner of a Holder), in each case dependent upon the receipt of an executed accredited investor questionnaire from such transferees.

(b) Each Stockholder agrees to the imprinting, so long as is required by this Section 2.1, of the following legend on any certificate evidencing any of the Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing the Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares pursuant to an effective registration statement (including the Resale Registration Statement described in Section 3.1) covering the resale of the Shares, (ii) following any sale of such Shares pursuant to Rule 144 or Rule 144A (or any similar provision then in force) or if the Shares are transferrable by a Person who is not an Affiliate of the applicable Stockholder pursuant to Rule 144 or Rule 144A (or any similar provision then in force) without any volume or manner of sale restrictions thereunder, in each case if the holder provides the Company with a legal opinion reasonably acceptable to the Company to the effect that the Shares were or may be sold under Rule 144 or Rule 144A as indicated or (iii) if the holder provides the Company with a legal opinion reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the staff of the SEC). Whenever any of the conditions in the preceding sentence are satisfied with respect to any Shares, the holder of such securities shall be entitled to receive from the Company upon a written request, without expense, new securities of like tenor, including certificates or book entry positions representing such securities, not bearing any restrictive legends.

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3. REGISTRATION RIGHTS. The Company hereby grants to each of the Holders the registration rights set forth in this Section 3, with respect to the Registrable Securities owned by such Holders:

3.1 Shelf Registration.

(a) The Company shall file under the Securities Act as soon as practicable, but in no event later than the Filing Deadline, a Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all, but not less than all, of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the SEC (such filing, the “Resale Registration Statement”). The Company agrees to use its best efforts to cause the Resale Registration Statement to become or be declared effective by the SEC as promptly as practicable after the filing thereof. The Company agrees to use reasonable best efforts to keep such Resale Registration Statement effective until the earlier of (i) the date on which each Holder is able to dispose of all of its Registrable Securities without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144 (or any successor rule) and (ii) the date on which there are no Registrable Securities held by any of the Holders. In no event shall the Company be required to file, and maintain effectiveness of more than one Registration Statement at any one time.

(b) If the Company furnishes to the Holders a certificate signed by the Chief Executive Officer or equivalent senior executive of the Company, stating that the filing, effectiveness or continued use of the Resale Registration Statement would require the Company to make an Adverse Disclosure, then the Company shall have a period of not more than 15 Business Days (or such longer period as the Holders holding a majority of the Registrable Securities shall consent to in writing) within which to delay the filing or effectiveness of such Resale Registration Statement or, in the case of a Resale Registration Statement that has been declared effective, to suspend the use by Holders of such Resale Registration Statement (in each case, a “Shelf Suspension”); provided, however, that, unless consented to in writing by Holders holding a majority of the Registrable Securities, the Company shall not be permitted to exercise a Shelf Suspension more than twice during any 12-month period and there must be at least 60 days between each permitted Shelf Suspension. In the case of a Shelf Suspension that occurs after the effectiveness of the Resale Registration Statement, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, and (i) in the case the Resale Registration Statement has not been declared effective, shall promptly thereafter file the Resale Registration Statement, as the case may be, and use its best efforts to have such Resale Registration Statement declared effective under the Securities Act and (ii) in the case the Resale Registration Statement has become effective, shall amend or supplement the applicable Prospectus, if necessary, so it does not contain any untrue statement or omission prior to the expiration of the Shelf Suspension and furnish to the Holders such numbers of copies of any Prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Resale Registration Statement, if required by the registration form used by the Company for the Resale Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Securities then outstanding.

(c) The Company shall use commercially reasonable efforts to take all actions reasonably necessary to ensure that the transactions contemplated herein are effected as so contemplated

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in Section 3.1 hereof, and to submit to the SEC, within two Business Days after the Company learns that no review of the Resale Registration Statement will be made by the staff of the SEC or that the staff has no further comments on such Resale Registration Statement, as the case may be, a request for acceleration of effectiveness (or post effective amendment, if applicable) of such Resale Registration Statement to a time and date not later than two Business Days after the submission of such request.

(d) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time. Any reference to a prospectus as of any time shall include any supplement thereto, preliminary prospectus, or any free writing prospectus in respect thereof.

(e) In connection with the filing of the Resale Registration Statement, the Company shall:

(i) prepare and file with the SEC within the time periods specified in Section 3.1, a Registration Statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose ) which shall register all of the Registrable Securities for resale by the Holders thereof in accordance with (except if otherwise required pursuant to written comments received from the SEC upon a review of such Resale Registration Statement) the “Plan of Distribution” section attached hereto as Exhibit A and use its best efforts to cause such Resale Registration Statement to become effective within 90 days of the filing thereof;

(ii) as soon as reasonably practicable prepare and file with the SEC such amendments and supplements to such Resale Registration Statement (including without limitation, any required post effective amendments) and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Resale Registration Statement for the period specified in Section 3.1 hereof and as may be required by the applicable rules and regulations of the SEC and the instructions applicable to the form of such Resale Registration Statement;

(iii) include in the Resale Registration Statement the “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A;

(iv) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Resale Registration Statement in accordance with the methods of disposition as described in Exhibit A by the Holders provided for in such Resale Registration Statement;

(v) provide the Holders and, if any, single legal counsel designated by the Holders of a majority of the Registrable Securities then outstanding (“Holder Counsel”) a reasonable opportunity to participate in the preparation of such Resale Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto (but not including any documents incorporated by reference), in each case subject to customary confidentiality restrictions, and give reasonable consideration to any comments Holder Counsel provides with respect to any Resale Registration Statement or amendment or supplement thereto. The Company shall furnish to Holder

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Counsel copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Resale Registration Statement;

(vi) keep the Resale Registration Statement current and continuously effective pursuant to Rule 415 at all times until the date set forth in Section 3.1. The Resale Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading;

(vii) notify the Holders (A) when the Resale Registration Statement or any Prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Resale Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the SEC with respect thereto or any request by the SEC for amendments or supplements to such Resale Registration Statement or prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (in the cases of (C) and (D), the Company shall obtain the withdrawal of such stop order or suspension at the earliest practicable time) or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that such Resale Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the SEC thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (the Company shall use its commercially reasonable efforts to promptly prepare a supplement or amendment to the Resale Registration Statement to conform to such requirements or to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the selling Holders as the selling Holders may reasonably request); and

(viii) in the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (A) register the resale of the Registrable Securities on another appropriate form, including a Form S-1 and (B) undertake to register the Registrable Securities on Form S-3 as soon as such form is available.

(f) In connection with the Resale Registration Statement, each Holder agrees to furnish to the Company a duly completed Selling Securityholder Questionnaire substantially in the form of Exhibit B hereto no later than October 9, 2013. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Resale Registration Statement or use the prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Securityholder Questionnaire. Each Holder acknowledges and agrees that the information in the Selling Securityholder Questionnaire will be used by the Company in the preparation of the Resale Registration Statement and hereby consents to the inclusion of such information in the Resale Registration Statement. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company contained in a Selling Securityholder Questionnaire or of the occurrence of any event in either case that could cause the prospectus to contain an untrue statement of a material fact regarding such Holder or its intended method of disposition of such Registrable Securities or omits to state any material

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fact regarding such Holder or its intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to each Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If any Holder fails to provide to the Company any information required to be provided pursuant to this Section 3.1 after such Holder became aware of the inaccuracy, omission or required change, the Company may suspend the use of the Resale Registration Statement and the prospectus contained therein until such time as such Holder provides the required information to the Company.

3.2 Piggyback Registrations.

(a) In addition to the Company’s obligations with respect to the Resale Registration Statement set forth in Section 3.1, from and after November 1, 2013, the Company shall also notify all Holders of Registrable Securities in writing at least 15 days prior to the filing of any other Registration Statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company) and will afford each such Holder an opportunity to include in such Registration Statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such Registration Statement all or any part of the Registrable Securities held by it shall, within 15 days after the above-described notice from the Company, so notify the Company in writing. In such event, the right of any such Holder to include Registrable Securities in any Registration Statement for the underwritten public offering of securities of the Company pursuant to this Section 3.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If a Holder decides not to include all of his, her or its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten in any underwritten offering covered by this Section 3.2, the number of shares that may be included in the underwriting shall be allocated, first, to the Company, and second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders taken together with any other stockholders of the Company with piggyback registration rights based on the total number of registrable securities held by the stockholders and the Holders. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and

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any trusts for the benefit of any of the foregoing Person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.3 hereof.

3.3 Expenses of Registration. All expenses incurred in connection with all registrations effected pursuant to Sections 3.1 and 3.2, including all registration, SEC, stock exchange and FINRA filing and qualification fees (including state securities law fees and expenses), printing expenses, accounting fees, fees and disbursements of counsel for, and independent public accountants of, the Company, fees and disbursements of counsel designated by the Holders of a majority of the Registrable Securities not to exceed $15,000, and fees and expenses of all Persons retained by the Company shall be paid by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters’ discounts or selling commissions relating to sales of Registrable Securities.

3.4 Obligations of the Company. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall (in addition to the requirements set forth in Section 3.1 with respect to the Resale Registration Statement), as expeditiously as reasonably possible:

(a) use its reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary or final prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(b) use its reasonable efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by the Registration Statement and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States as any such Holder or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such registration or qualification in effect; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(c) notify the Holders of any pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of the Registrable Securities;

(d) comply with all requirements of the NASDAQ Stock Market or any securities exchange on which the Common Stock is then listed with regard to the issuance of the Shares and use commercially reasonable efforts to list the Registrable Securities covered by the Registration Statement on the NASDAQ Stock Market or any securities exchange on which the Common Stock is then listed;

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(e) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of the Registration Statement; and

(f) cooperate with the Holders to facilitate the timely preparation and delivery of general statements of book entry position on the records of the Company’s transfer agent through the DTC’s DWAC system representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

3.5 Indemnification.

(a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder’s officers, directors, employees, partners and agents, and each Person controlling such Holder, the officers, directors, employees, partners and agents of each Person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (B) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, or (C) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed that the Company will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its reasonable efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder and each such director, officer, partner, agent and controlling Person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to the Company by such Holder expressly for use therein (including, without limitation, information included on such Holder’s Selling Securityholder Questionnaire).

(b) Each Holder will, and if Registrable Securities held by or issuable to such Holder are included in such registration, qualification or compliance pursuant to this Section 3, does hereby undertake to, indemnify and hold harmless the Company, each of its directors, employees, agents and officers, and each Person controlling the Company and its directors, employees, agents and officers, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the

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Company, each such other Holder, and each such director, officer, employee, agent, partner and controlling Person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein (including, without limitation, information included on such Holder’s Selling Securityholder Questionnaire); provided, however, that the liability of each Holder hereunder shall be limited to the net proceeds received by such Holder from the sale of securities under such Registration Statement.

(c) Each party entitled to indemnification under this Section 3.5 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if (i) representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding or (ii) the Indemnifying Party shall have failed to promptly assume the defense of such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement unless such settlement includes an unconditional release of such Indemnified Party from all liabilities on claims that are the subject matter of such claim or litigation.

(d) In order to provide for just and equitable contribution in case indemnification is unavailable to an Indemnified Party (by reason of legal prohibition or otherwise), the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such Registration Statement, and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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(e) The indemnity and contribution agreements contained herein are in addition to any liability that the Indemnifying Party may have to the Indemnified Parties and shall survive the Transfer of the Registrable Securities.

3.6 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

3.7 Transfer of Registration Rights. The rights contained in Sections 3.1 and 3.2 hereof to cause the Company to register the Registrable Securities, and the other rights set forth in this Section 3, may be assigned or otherwise conveyed by any Stockholder to any transferee of the Registrable Securities if the Transfer was permitted under Section 2.

3.8 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act; and

(c) as long as any Holder owns any Registrable Securities, furnish in writing upon such Holder’s written request a written statement by the Company that it has timely filed all reports as contemplated by the reporting requirements of Rule 144 and of the Securities Act and Exchange Act.

4.	MISCELLANEOUS

4.1 Further Assurances. Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

4.2 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent via facsimile before 5:00 p.m. (Pacific time) with confirmation of receipt, when transmitted and receipt is confirmed; (c) if sent via facsimile after 5:00 p.m. (Pacific time) with confirmation of receipt, the Business Day after being sent; (d) if sent by registered, certified or first class mail, the third Business Day after being sent; and (e) if sent by overnight delivery via a national courier service, one Business Day after being sent. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

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4.3 Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

4.4 Counterparts. This Agreement may be executed in several counterparts (including via facsimile or other electronic means), each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

4.5 Governing Law; Dispute Resolution.

(a) This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(b) Any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement (including a Legal Proceeding based upon intentional or willful misrepresentation or fraud) may be brought or otherwise commenced in any state or federal court located in the State of California. Each party to this Agreement: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of California (and each appellate court located in the State of California) in connection with any such Legal Proceeding; (ii) agrees that each state and federal court located in the State of California shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such Legal Proceeding commenced in any state or federal court located in the State of California, any claim that such party is not subject personally to the jurisdiction of such court, that such Legal Proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

4.6 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties’ successors and permitted assigns.

4.7 Waiver.

(a) No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b) No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

4.8 Amendment. This Agreement may be amended or modified, and any provision hereof may be waived, in whole or in part, at any time pursuant to an agreement in writing executed by the Company and Holders holding a majority of the Registrable Securities.

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4.9 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

4.10 Termination. This Agreement shall terminate on the date when there no longer remaining any Registrable Securities or upon the dissolution of liquidation of the Company.

4.11 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED ISSUES AND, THEREFORE, EACH SUCH PARTY, TO THE EXTENT PERMITTED BY LAW, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (B) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY.

4.12 Entire Agreement. This Agreement and the Merger Agreement set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

4.13 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

COMPANY:

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji
Name:	Henry Ji
Title:	President & CEO

Address for Notice:	6042 Cornerstone Ct. West,
Suite B
San Diego, CA 92121

Attn: Chief Financial Officer
Facsimile No.: (858) 210-3759

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

STOCKHOLDER:

Name:	Bryan Jones

By:	/s/ Bryan Jones
Name:
Title:

Address:

Telephone No.:
Facsimile No.:
Email Address:

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

STOCKHOLDER:

Name:	Aceras BioMedical LLC

By:	/s/ John Liatos
Name: John Liatos
Title: Managing Member

Address:

Telephone No.:
Facsimile No.:
Email Address: